Wells, Pipelines, Properties, Plant and Equipment, Net - Assumptions to Determine NPV of Reserves (Pemex Exploration and Production) (Detail) - Pemex Exploration and Production	12 Months Ended
	Dec. 31, 2023 $ / bbl $ / Mcf	Dec. 31, 2022 $ / bbl $ / uSDPerBbl $ / Mcf	Dec. 31, 2021 $ / uSDPerBbl $ / bbl $ / Mcf
Disclosure of significant unobservable inputs used in fair value measurement of assets [line items]
Average crude oil price (USD per barrel)	64.08	59.37	56.60
Average gas price (USD per thousands cubic feet) | $ / Mcf	4.79	4.98	4.66
Average condensates price (USD per barrel) | $ / bbl	73.00	64.95	65.50
After-tax discount rate	9.93%	9.31%	6.89%
Pre-tax discount rate	15.10%	14.27%	10.68%